UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2013

GLOBAL GEOPHYSICAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34709	05-0574281
(State or other Jurisdiction	(Commission File Number)	(I.R.S Employer
of Incorporation)		Identification Number)

13927 South Gessner Road Missouri City, Texas		77489
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 972-9200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

The description of the Revolving Credit Facility in Item 2.03 is incorporated herein by reference.

SECTION 2 — Financial Information

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 30, 2010, Global Geophysical Services, Inc. (the “Company” or “Borrower”) entered into a revolving credit facility under the terms of a Credit Agreement (the “Revolving Credit Facility” or “Credit Agreement”), as supplemented by those certain Amendment No. 1, Amendment No. 2 and Amendment No. 3 with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and each lender from time to time party thereto. The Revolving Credit Facility initially provided for borrowings of up to Fifty Million U.S. Dollars ($50,000,000).

Amendment No. 1 increased the maximum borrowing to Seventy Million U.S. Dollars ($70,000,000). Amendment No. 2 addressed matters other than the maximum permitted borrowings. Amendment No. 3 increased the maximum borrowing to Eighty-Five Million U.S. Dollars ($85,000,000) until the initial Maturity Date of April 30, 2013, at which point the amount of the maximum permitted borrowings goes to Sixty-Seven Million Five Hundred Thousand U.S. Dollars ($67,500,000) and the Maturity Date of the Revolving Credit Facility is extended to April 30, 2014 (the “Extended Maturity Date”).

On April 24, 2013, the Company entered into Amendment No. 4 to the Credit Agreement (the “Amendment No. 4”), with BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Syndication Agent and a Lender, BARCLAYS BANK PLC, and CITIBANK, N.A (collectively, the “Lenders” and individually, a “Lender”). The Borrower has requested and certain of the Lenders have agreed to assume a portion of certain expiring commitments and extend such Lenders’ respective Commitments and/or the expiration thereof on the terms and conditions set forth in Amendment No. 4.  Under Amendment No. 4, the amount of the maximum permitted borrowings under the Credit Agreement was reduced to Eighty Million U.S. Dollars ($80,000,000) until the initial Maturity Date of September 30, 2013, at which point the amount of the maximum permitted borrowings goes to Sixty-Seven Million Five Hundred Thousand U.S. Dollars ($67,500,000) through the Maturity Date of the Revolving Credit Facility of April 30, 2014.

A copy of Amendment No. 4 is attached to this Current Report on Form 8-K as Exhibit 10.1. Except as amended therein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1
AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of April 24, 2013, entered into by GLOBAL GEOPHYSICAL SERVICES, INC, as Borrower, the lenders from time to time party thereto, as Lenders, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

10.2
AMENDMENT NO. 4 TO FIRST PREFERRED FLEET MORTGAGE, dated as of April 24, 2013 and effective as of April 24, 2013, by and between GLOBAL GEOPHYSICAL SERVICES, INC., as Shipowner, and BANK OF AMERICA, N.A., a national banking association, as administrative agent, as Mortgagee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL GEOPHYSICAL SERVICES, INC.

Date: April 24, 2013	By:	/s/ P. Mathew Verghese
P. Mathew Verghese Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1
AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of April 24, 2013, entered into by GLOBAL GEOPHYSICAL SERVICES, INC, as Borrower, the lenders from time to time party thereto, as Lenders, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

Filed herewith
10.2
AMENDMENT NO. 4 TO FIRST PREFERRED FLEET MORTGAGE, dated as of April 24, 2013 and effective as of April 24, 2013, by and between GLOBAL GEOPHYSICAL SERVICES, INC., as Shipowner, and BANK OF AMERICA, N.A., a national banking association, as administrative agent, as Mortgagee.
Filed herewith